Exhibit 10.20


                         TELESOURCE INTERNATIONAL, INC.
                      2000 NON-QUALIFIED STOCK OPTION PLAN

     1. Purpose. The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and to promote the success of the Company's business. Options granted under the Plan are intended to be Nonqualified Stock Options.

     2. Definitions. As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board of Directors of the Company and/or President of the Company, acting under the Board's delegated authority, pursuant to Section 4 of the Plan.

          (b) "Affiliate" means a parent or subsidiary corporation as defined in the applicable provisions (currently Section 424(e) and (f), respectively) of the Code.

          (c) "Agreement" means the written agreement between the Company and an Optionee evidencing the grant of an Option and setting forth the terms and conditions thereof.

          (d) "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options are granted under the Plan.

          (e) "Board" means the Board of Directors of the Company.

          (f) "Cause" means if Participant is subject to a written employment agreement with the Company in which the term "Cause" is specifically defined, the term shall have the same meaning for purposes of this Plan. In all other instances, "Cause" shall mean (i) Participant's negligent or willful failure to perform duties consistent with his or her position which is not corrected within fifteen (15) days after written notice of such failure and an opportunity to cure; (ii) indictment or conviction of a felony or any other crime involving moral turpitude or dishonesty; (iii) failure or refusal to comply with Company policies, standards or regulations that have been communicated to the Participant and which is not corrected within fifteen (15) days after notice of the deficiency and an opportunity to cure; (iv) conduct by the Participant that demonstrates gross unfitness to serve in the capacity in which the Participant is serving at the time of such conduct including, but not limited to, the following: fraud, misrepresentation; and theft or embezzlement of corporate assets; (v) material violation of any agreement with the Company (including, but not limited to, any proprietary information, inventions, non-solicitation and/or non-competition agreements with the Company) or of any statutory duty to the Company; or (vi) the Participant's willful dishonesty, fraud, or misconduct with respect to the business or affairs of the Company.

          (g) "Code" means the Internal Revenue Code of 1986, as amended.

          (h) "Common Stock" means the Common Stock of the Company.


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          (i)  "Company"  means  Telesource  International,   Inc.,  a  Delaware
     corporation.

          (j) "Consultant" means any person who is engaged by the Company or any Affiliate to render consulting or advisory services and is compensated for such services.

          (k) "Director" means a member of the Board of Directors of the Company or any of its Affiliates.

          (l)  "Disability"  means total and permanent  disability as defined in
     Section 22(e)(3) of the Code.

          (m) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate designated by the Administrator as eligible to receive Options subject to the conditions set forth herein. For purposes hereof, "Employee" shall also include individuals who have not commenced employment with the Company but have received an offer of employment with the Company. A person shall not cease to be an Employee in the case of (i) any leave approved by the Company or (ii) transfers between locations of the Company or between the Company and its Affiliates. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (o) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market or SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) if the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

               (iii) in the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (p) "Incentive Stock Option" or "ISO" means an Option satisfying the requirements of Section 422 of the Code and designated by the Administrator as an Incentive Stock Option.

          (q) "Nonqualified Stock Option" or "NQO" means an Option that is not an Incentive Stock Option.

          (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.


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          (s) "Option" means a stock option granted pursuant to the Plan.

          (t) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (u) "Optioned Stock" means the Common Stock subject to an Option.

          (v) "Optionee" means a person to whom an Option has been granted under the Plan.

          (w)  "Parent"  means a "parent  corporation"  within  the  meaning  of
     Section 424(e) of the Code, whether now or hereafter existing.

          (x) "Plan" means the Telesource International, Inc. 2000 Stock Option Plan.

          (y) "Plan Year" shall be a calendar year.

          (z) "Section 16(b)" means Section 16(b) of the Exchange Act.

          (aa) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

          (bb) "Subsidiary" means a "subsidiary corporation" within the meaning of Section 424(f) of the Code, whether now or hereafter existing.

     3. Stock Subject to the Plan. Subject to Section 11 of the Plan, the maximum aggregate number of Shares which may be subject to options and sold under the Plan is Twenty Seven Thousand (27,000) Shares.

     If an Option expires, is canceled, surrendered (without exercise) or otherwise become unexercisable for any reason, the Shares allocable to the canceled, surrendered or otherwise terminated Option may again be the subject of Options granted hereunder (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan. Shares that are retained by the Company upon exercise of an Option in order to satisfy the exercise price for such Option or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan.

     4. Administration.

          (a) Administrator. . The Plan shall be administered by the Board or by
     the  President  of  the  Company   (acting  under  the  Board's   delegated
     authority), having such powers as shall be specified by the Board.

          (b) Compliance with Section 162(m) of the Code. In the event that the Company is a "publicly held corporation" as defined in paragraph (2) of section 162(m) of the Code, as amended, and the regulations promulgated thereunder ("Section 162(m)"), the Company may establish a committee of outside directors meeting the requirements of Section 162(m) to approve the grant of Options which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to
     Section 162(m).


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


          (c) Powers of the Administrator. Subject to the provisions of the Plan and in the case of the Company's President, the specific duties delegated by the Board to such President, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

               (i) to determine the Fair Market Value;

               (ii) to select Employees, including Officers and Directors, to whom Options may from time to time be granted hereunder;

               (iii) to determine the terms and conditions of any Option granted hereunder. Such terms and conditions include, without limitation, the exercise price, the time when Options may be exercised, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (iv) to determine the number of shares of Common Stock to be covered by each such Option granted hereunder;

               (v) to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder;

               (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 9(e) instead of Common Stock;

               (viii) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options to participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies customs;

               (ix) to allow Optionees to satisfy withholding tax obligations as contemplated by Section 10 hereof;

               (x) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but without limitation, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective;

               (xi)to determine the duration and purposes for leaves of absence which may be granted to an Optionee on an individual basis without constituting a termination of employment for purposes of the Plan;

               (xii) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and


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


               (xiii) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

          (d) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final, binding and conclusive upon the Company and its Affiliates, the Optionees and all other persons having any interest therein.

          (e) Indemnification. The Administrator shall not be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnity the Administrator for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

     5. Eligibility.

          (a) Each Option shall be designated in the Option Agreement as a Nonqualified Stock Option. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (b) The aggregate number of Options that may be granted to any Optionee under the Plan shall not exceed fifty percent (50%) of the aggregate number of Shares referred to in Section 3 hereof.

          (c) Neither the Plan nor any Option shall not confer upon any Optionee any right with respect to continuing the Optionee's relationship as an Employee with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

     6. Term of Plan. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

     7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date it is granted , or such shorter term as the Administrator may, subsequent to the granting of any Option, provide.

     8. Option Exercise Price and Consideration.

          (a) Exercise Price. The per share exercise price for the Shares to be issued under this Plan pursuant to exercise of an Option shall be such price as is determined by the Administrator., but shall be no less than [85%] of the Fair Market Value per Share on the date of grant.

          Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.


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


          (b) Payment of Option Price. Subject to this provision, the full exercise price for Shares purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement described in (iv) below, payment may be made as soon as practicable after the exercise). The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator. Such consideration may consist of: (i) cash, by check, or cash equivalent, (ii) promissory note,
     (iii) by tender to the Company of other Shares owned by the Optionee  which
     (A) in the case of Shares acquired upon exercise of an Option have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value, as determined by the Administrator (but without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company), of not less than the option price of the Shares as to which such Option shall be exercised (provided such tender of stock would not constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Common Stock), (iv) consideration received by the Company under a cashless exercise program (if the Company's stock is publicly traded), (v) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, or (vi) such other consideration and method of payment for the issuance of Shares that may be permitted under Applicable Laws.

          The Administrator shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the Shares acquired on exercise of the Option and/or with other collateral acceptable to the Company. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company. The Administrator may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the option price and/or which otherwise restrict one or more forms of consideration.

     9. Exercise of Option.

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised  when the Company  receives:
     (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend


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


     or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Employment. If an Optionee ceases to be an Employee, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. No termination shall be deemed to occur if the Optionee is an Employee who becomes a Consultant or Director who is not also an employee, within the time specified herein.

          Notwithstanding any provision to the contrary, if an Optionee's employment with the Company terminates for Cause, all of such Optionee's unexercised Options shall immediately terminate on the date of such termination of employment or service, and Optionee shall have no right to exercise any unexercised Option on or after such date.

          (c) Disability of Optionee. If an Optionee ceases to be an Employee as a result of Optionee's Disability, the Optionee may within six (6) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise an Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee is not entitled to exercise the Option on the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) Death of Optionee. If an Optionee dies while an Employee, the Option may be exercised at any time within eighteen (18) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), to the extent the Optionee was vested on the date of death. If, at the time of death, Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or under the laws of descent and distribution.

          (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.


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


     10. Withholding to Satisfy Tax Obligations.

          (a) Permitted Methods. At the discretion of the Administrator, ___ Optionees may satisfy withholding obligations as provided in this Section
     10. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (i) by cash payment; (ii) out of Optionee's current compensation;
     (iii) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (A) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized; or (iv) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, if any, that number of Shares having a Fair Market Value equal to the amount of withholding due. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined.

          (b) Procedures for Stock Withholding. All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions: (i) the election must be made on or prior to the applicable tax withholding date; (ii) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made; (iii) all elections shall be subject to the consent or disapproval of the Administrator; (iv) if the Optionee is an Officer or
     Director within the meaning of Rule 16a-2 under the Exchange Act ("Reporting Person"), the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     11. Adjustments upon Changes in Capitalization, Merger or Certain Other Transactions.

          (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number and class of shares of Common Stock with respect to which Options may be granted under the Plan, the number and class of Shares of Common Stock which are subject to outstanding Options granted under the Plan, and the purchase price per Share of Common Stock , if applicable, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. If, by reason of a change in Capitalization, an Optionee shall be entitled to exercise an Option with respect to new, additional or different shares of stock, such new, additional or different shares shall thereupon be subject to all of the conditions which were applicable to the Shares subject to the Option, as the case may be, prior to such Change in Capitalization.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed action. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such


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


     transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Sale of Assets. If the Company is to be consolidated with or acquired by another entity in a merger or other reorganization in which the holders of the outstanding voting stock of the Company immediately preceding the consummation of such event, shall, immediately following such event, hold, as a group, less than a majority of the voting securities of the surviving or successor entity, or in the event of a sale of all or substantially all of the Company's assets or otherwise (each, a "Change-of-Control"), then each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

          (d) Certain Distributions. In the event of any distribution to the Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

     12. Non-Transferability of Options. Except as otherwise provided in this Section, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised or purchased during the lifetime of the Optionee, only by the Optionee. Notwithstanding the foregoing, the Administrator may, in its discretion, authorize all or a portion of the Options to be granted to an Optionee to be transferred by such Optionee to (i) the spouse, children or grandchildren of such Optionee ("Immediate Family Members"), (ii) a trust of trusts for the benefit of an Immediate Family Member, or (iii) a partnership in which Immediate Family Members are the only partners, provided, that (x) there is no consideration for such transfer, (y) the Option Agreement expressly provides for the transfer of the Options in accordance with this Section, and
(z) subsequent transfers of such Options are prohibited except by or in accordance with the laws of descent or distribution.


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


     13. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

     14. Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board or the Administrator may at any time amend, alter, suspend or terminate the Plan.

          (b) Shareholder Approval. To the extent necessary and desirable to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     15. Conditions Upon Issuance of Shares.

          (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any Stock Exchange.

          (b) Investment Representations. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant to the Company in writing at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, and will not be sold or transferred other than pursuant to an effective registration thereof under the Exchange Act or pursuant to an exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder. The certificates evidencing any such Shares shall be appropriately legended to reflect their status as restricted securities.

          In the event the Shares purchasable pursuant to the exercise of this Agreement have been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the preceding representations shall no longer be required of Optionee.

     16. Governing Law: Forum; Regulations and Other Approvals.

          (a) This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan or Agreement to the substantive law of another jurisdiction.

          (b) The federal and state courts of Illinois, County of Cook, shall be the exclusive jurisdiction and venue for any court action in connection with the resolution of any dispute that may arise or relate to the Plan or Agreement.

          (c) The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all Applicable Laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator.

          (d) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          (e) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Administrator shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

          (f) The Administrator may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority.

     17. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     18. Agreements. Options shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

     19. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted by the Board of Directors. Such shareholder approval shall be obtained in the degree and manner required under Applicable Law. All Options issued under the Plan shall become void in the event such approval is not obtained.


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